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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                           WARBURG PINCUS VALUE FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Robert E. Rescoe joins Scott T. Lewis as Co-Portfolio Manager of the fund. Mr. Rescoe has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Rescoe joined Warburg Pincus in 1983. Stacy Dutton no longer serves as Co-Portfolio Manager of the fund.

Dated: March 27, 2000                                                    16-0300
                                                                             for
                                                                           WPUSL
                                                                           ADGRI